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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of our report dated February 12, 1996, on our audits of the financial statements of DiviCom, Inc. We also consent to the reference to our firm under the caption "Experts."


                                        /s/ Coopers & Lybrand L.L.P.

                                        COOPERS & LYBRAND L.L.P.


San Jose, California
June 20, 1996